Exhibit 10.4

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”), dated as of November 23, 2015, is made by and between YOU On Demand Holdings, Inc., a Nevada corporation (“YOD”), and the undersigned stockholder (the “Stockholder”) of YOD. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Transaction Agreements (as defined herein).

WHEREAS, as of the date hereof, the Stockholder owns (beneficially or of record) and is entitled to vote the number of shares of common stock, $0.01 par value per share (“Common Stock”), Series A Preferred Stock (“Series A Stock”) or Series E Preferred Stock (“Series E Stock”, collectively with the Common Stock, Series A Stock and the Series E Stock, the “Securities”), of YOD set forth opposite the Stockholder’s name on Schedule A (all such shares set forth on Schedule A, together with any Securities of YOD that are hereafter issued to or otherwise acquired or owned (beneficially or of record) by the Stockholder prior to the termination of this Agreement being referred to herein as the “Subject Shares”); and

WHEREAS, YOD has entered into that certain (i) Securities Purchase Agreement, by and between, YOD and Beijing Sun Seven Stars Culture Development Limited, a PRC Company (“SSS”), dated as of November 23, 2015 (as it may be amended pursuant to the terms thereof, the “Pipe Purchase Agreement”) pursuant to which, among other things, YOD will issue to SSS, and SSS will purchase from YOD, Common Stock of YOD in exchange for cash and, upon closing of the transactions and entry into the Content License agreement contemplated thereby, certain intellectual property and (ii) that certain Share Purchase Agreement, by and between Tianjin Enternet Network Technology Limited, a PRC Company (“Tianjin”), and YOD (the “Earnout Purchase Agreement”, together with the Pipe Purchase Agreement, the “Transaction Agreements”) pursuant to which, among other things, YOD will issue to Tianjin Common Stock in exchange for the achievement of certain earnout thresholds as set forth in the Earnout Purchase Agreements; and

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I

VOTING AGREEMENT; GRANT OF PROXY; OTHER COVENANTS

The Stockholder hereby covenants and agrees that during the term of this Agreement:

1.1.     Voting of Subject Shares. At every meeting of the holders of Common Stock of YOD and at any adjournment, recess or postponement thereof, the Stockholder shall, or shall cause the holder of record on any applicable record date to, be present (in person or by proxy) and to vote or cause to be voted the Stockholder’s Subject Shares (a) in favor of (i) the authorization of the issuance of shares as contemplated by the Transaction Agreements, (ii) the approval of any proposal to adjourn or postpone the meeting to a later date, if there are not sufficient votes for the authorization of the issuance of shares as contemplated by the Transaction Agreements on the date on which such meeting is held and (iii) any other matter necessary or advisable to consummate the issuance of the shares as contemplated by the Transaction Agreements that are considered and voted upon by the YOD Stockholders; and (b) against (i) any agreement, amendment of any agreement, or any other action that is intended or could reasonably be expected to prevent or impede the transactions contemplated by the Transaction Agreements, other than those specifically contemplated by this Agreement or the Transaction Agreements.

1.2.     No Inconsistent Arrangements. Except as provided hereunder, the Stockholder shall not, directly or indirectly, (a) create any lien or restriction other than restrictions imposed by Applicable Law on any Subject Shares, (b) sell or assign or dispose of (collectively, “Transfer”), (c) grant or permit the grant of any proxy, power of attorney with respect to the Subject Shares, (d) deposit or permit the deposit of the Subject Shares into a voting trust with respect to the Subject Shares. Notwithstanding the foregoing, the Stockholder may make Transfers of Subject Shares by will, operation of law, Transfers for estate planning purposes or Transfers for charitable purposes or as charitable gifts or donations, in which case the Subject Shares shall continue to be bound by this Agreement and provided that each transferee agrees in writing to be bound by the terms and conditions of this Agreement.

1.3.     Documentation and Information. The Stockholder shall permit and hereby authorizes YOD to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that YOD or Buyer reasonably determines to be necessary or advisable in connection with the transactions contemplated by the Transaction Agreements, the Stockholder’s identity and ownership of the Subject Shares and the nature of the Stockholder’s commitments and obligations under this Agreement. The Stockholder shall not make any public announcement regarding this Agreement and the transactions contemplated hereby without the prior written consent of YOD, except as may be required by applicable Law (provided that reasonable notice of any such disclosure will be provided to YOD).

ARTICLE II

MISCELLANEOUS

2.1.     Notices. All notices and other communications hereunder shall be in writing and shall be deemed given (a) on the date of delivery if delivered personally; (b) on the date of transmission if sent via facsimile transmission, and automatic, electronic confirmation of delivery is received after completion of transmission; (c) on the date after delivery by a reputable nationally recognized overnight courier service or (d) three days after being mailed by registered or certified mail (return receipt requested), if to YOD, SSS or Tianjin, in accordance with the provisions of the Transaction Agreements and if to the Stockholder, to the Stockholder’s address or facsimile number set forth on the signature page hereto (or at such other address or facsimile number for a party as shall be specified by like notice).

2.2.     Termination. This Agreement shall terminate automatically, without any notice or other action by any Person, upon the earlier of (a) the termination of the Transaction Agreements in accordance with theirs terms and (b) the closing of the transactions contemplated by the Transaction Agreements. Upon termination of this Agreement, neither party shall have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 2.2 shall relieve either party from liability for any breach of this Agreement prior to termination hereof, and (y) the provisions of this Article II shall survive any termination of this Agreement.

2.3.     Governing Law; Venue. This Agreement, and all claims or causes of action (whether at Law, in contract or in tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely within the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. With respect to any action or claim arising out of or relating to this Agreement, the parties hereto hereby expressly and irrevocably (a) agree and consent to be subject to the exclusive jurisdiction of the United States District Court located in the State of New York (and in the absence of Federal jurisdiction, the parties consent to be subject to the exclusive jurisdiction of the state courts located in the State of New York), (b) agree not to bring any action related to this Agreement in any other court (except to enforce the judgment of such courts), (c) agree not to object to venue in such courts or to claim that such forum is inconvenient and (d) agree that notice or the service of process in any proceeding shall be properly served or delivered if delivered in the manner contemplated by Section 2.1. Final judgment by such courts shall be conclusive and may be enforced in any manner permitted by Applicable Law. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT.

2.4.     Counterparts. The parties may execute this Agreement in one or more counterparts, each of which will be deemed an original and all of which, when taken together, will be deemed to constitute one and the same agreement. Any signature page hereto delivered by facsimile machine or by e-mail (including in portable document format (pdf), as a joint photographic experts group (jpg) file, or otherwise) shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto and may be used in lieu of the original signatures for all purposes. Each party that delivers such a signature page agrees to later deliver an original counterpart to the other party if requested.

2.5.     Capacity as Stockholder. The Stockholder signs this Agreement solely in the Stockholder’s capacity as a Stockholder of YOD, and not in the Stockholder’s capacity as a director, officer or employee of YOD or any of its subsidiaries or in the Stockholder’s capacity as a trustee or fiduciary of any employee benefit plan or trust. Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict a director or officer of YOD in the exercise of his or her fiduciary duties as a director or officer of YOD or in his or her capacity as a trustee or fiduciary of any employee benefit plan or trust or prevent or be construed to create any obligation on the part of any director or officer of YOD or any trustee or fiduciary of any employee benefit plan or trust from taking any action in his or her capacity as such director, officer, trustee or fiduciary.

(SIGNATURE PAGE FOLLOWS)

IN WITNESS WHEREOF, the parties hereto have caused this Voting Agreement to be duly executed as of the date first written above.

YOU ON DEMAND HOLDINGS, INC.

By:	/s/ Shane McMahon
Name:	Shane McMahon
Title:	Chairman

[Signature Page to Voting Agreement]

STOCKHOLDER:

IF STOCKHOLDER IS AN INDIVIDUAL:

By:
Print Name:

IF STOCKHOLDER IS AN ENTITY:

Print Name of Entity:	C Media Group Limited

By:	/s/ Xuesong Song
Name:	Xuesong Song
Title:	Chairmand and CEO

Address:

CN11 Legend Town
No. 1 Balizhuangdongli,
Chaoyang District
Beijing, China

Facsimile No.: (+86) 81 6550 3113

[Signature Page to Voting Agreement]

STOCKHOLDER:

IF STOCKHOLDER IS AN INDIVIDUAL:

By:	/s/ Shane McMahon
Print Name: Shane McMahon

IF STOCKHOLDER IS AN ENTITY:

Print Name of Entity:

By:
Name:
Title:

Address:

Facsimile No.: (_____) - ______ - ________

[Signature Page to Voting Agreement]

STOCKHOLDER:

IF STOCKHOLDER IS AN INDIVIDUAL:

By:	/s/ Xuechu He
Print Name: Xuechu Hu

IF STOCKHOLDER IS AN ENTITY:

Print Name of Entity:

By:
Name:
Title:

Address:

Facsimile No.: (_____) - ______ - ________

[Signature Page to Voting Agreement]

STOCKHOLDER:

IF STOCKHOLDER IS AN INDIVIDUAL:

By:
Print Name:

IF STOCKHOLDER IS AN ENTITY:

Print Name of Entity:	Best Ease Holdings Ltd.

By:	/s/ Xiuzhen Lin
Name:	Xiuzhen Lin
Title:	Sole Director & Shareholder

Address:

Facsimile No.: (_____) - ______ - ________

[Signature Page to Voting Agreement]

STOCKHOLDER:

IF STOCKHOLDER IS AN INDIVIDUAL:

By:	/s/ Teng Zhou
Print Name: Teng Zhou

IF STOCKHOLDER IS AN ENTITY:

Print Name of Entity:

By:
Name:
Title:

Address:

Facsimile No.: (_____) - ______ - ________

[Signature Page to Voting Agreement]

STOCKHOLDER:

IF STOCKHOLDER IS AN INDIVIDUAL:

By:
Print Name:

IF STOCKHOLDER IS AN ENTITY:

Print Name of Entity:	Venture Link Assets Ltd.

By:	/s/ Teng Zhou
Name:	Teng Zhou
Title:	Director

Address:

Facsimile No.: (_____) - ______ - ________

[Signature Page to Voting Agreement]

STOCKHOLDER:

IF STOCKHOLDER IS AN INDIVIDUAL:

By:
Print Name:

IF STOCKHOLDER IS AN ENTITY:

Print Name of Entity:	Fresh Reward Development Ltd.

By:	/s/ Cong Yan Xue
Name:	Cong Yan Xue
Title:	Director

Address:

Facsimile No.: (_____) - ______ - ________

[Signature Page to Voting Agreement]

Schedule A

Name of Stockholder	No. Shares and Corresponding Percent of Shares Outstanding[1]	Restrictions on Voting Power